Exhibit 10.3

AMENDMENT NO. 2

This AMENDMENT NO. 2, dated as of February 6, 2009 (this “Amendment”), among WORLDSPACE, INC., a Delaware corporation, as a debtor and a debtor in possession, (“WorldSpace”), AFRISPACE, INC., a Maryland corporation, as a debtor and a debtor in possession (“AfriSpace”), WORLDSPACE SYSTEMS CORPORATION, a Delaware corporation, as a debtor and a debtor in possession (“Systems,” and together with WorldSpace and AfriSpace, the “Borrowers”), CITADEL ENERGY HOLDINGS LLC, a Cayman Islands limited liability company (“Citadel”), HIGHBRIGE INTERNATIONAL LLC, a Cayman Islands limited liability company (“Highbridge”), OZ MASTER FUND, LTD., a Cayman Islands limited liability company (“OZ”), and SILVER OAK CAPITAL LLC, a Delaware limited liability company (“Silver Oak”), amends that certain SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT dated as of November 5, 2008 (as amended, modified, supplemented or restated and in effect from time to time, the “DIP Credit Agreement”), among the Borrowers and Citadel, Highbridge, OZ and Silver Oak (collectively, the “Lenders” and individually, a “Lender”).

WITNESSETH

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain of the terms and provisions of the DIP Credit Agreement, as specifically set forth in this Amendment;

WHEREAS, the Lenders have agreed to modify certain provisions of the DIP Credit Agreement in accordance with the terms hereof;

NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

§1. Defined Terms. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

§2. Amendments to the DIP Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the DIP Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following in the definition of “Budget” before the period at the end of the definition: “, as further amended by the Budget attached as Exhibit A to that certain Amendment No. 1 to this Credit Agreement, dated as of February 6, 2009”.

(b) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following in the definition of “Credit Agreement” before the period at the end of the definition: “, as amended, modified, supplemented or restated and in effect from time to time”.

(c) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the definition of “Maturity Date” contained therein and substituting in lieu thereof the following new definition:

“Maturity Date. That date which is the earliest of (a) February 27, 2009, (b) the effective date of the Borrowers’ Reorganization Plan that has been confirmed by an order of the Bankruptcy Court; and (c) the date on which the Borrowers have consummated, pursuant to Section 363 of the Bankruptcy Code and a final order of the Bankruptcy Court, a sale or sales of all or substantially all of the Borrowers’ assets.

(d) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following new definition of “Supplemental Date” in alphabetical order:

“Supplemental Date. See §2.1 hereof.

(e) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following new definition of “Supplemental Order” in alphabetical order:

“Supplemental Order. An order of the Bankruptcy Court in the Case authorizing and approving that certain Amendment No. 2 to this Credit Agreement, dated as of February 6,2009, in form and substance satisfactory to the Lenders, the Lenders’ Special Counsel and the Borrowers and their counsel.”

(f) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting clause (b) in the definition of “Interest Period” and substituting in lieu thereof the following new clause (b):

“, and (b) with respect to each Term Loan made on the Closing Date, the Final Funding Date or the Supplemental Date, (i) initially, the period commencing on the date on which such Term Loan is made and ending 30 days thereafter, and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Term Loan and ending 30 days thereafter;”.

(g) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting clause (b) in the definition of “Term Loan Commitment” and substituting in lieu thereof the following new clause (b): “[Intentionally Omitted.]” .

(h) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the definition of “Total Term Loan Commitment” contained therein and substituting in lieu thereof the following new definition:

“Total Term Loan Commitment. The sum of the Term Loan Commitments. On the Closing Date, the Total Term Loan Commitment shall be $6,500,000, on the date on which the Final Order is entered, the Total Term Loan Commitment shall be $13,000,000, and on the date the Supplemental Order is entered, the Total Term Loan Commitment shall be $14,300,000, in each case, as set forth on Schedule I-A.

(i) Amendment to Section 2.1. Section 2.1 of the DIP Credit Agreement is hereby deleted and replaced with the following new Section 2.1:

“2.1 Term Loans. Subject to and upon the terms and conditions herein set forth, each Lender severally and not jointly agrees to make a loan or loans (each, a “Term Loan” and collectively, the “Term Loans”) to the Administrative Borrower, for the benefit of the Borrowers, which Term Loans (i) shall not exceed, for any such Lender, the Term Loan Commitment of such Lender, (ii) shall not exceed, in the aggregate, the lesser of (A), the Total Term Loan Commitment and (B) the amount approved to be borrowed by way of Term Loans in the Interim Order, the Final Order, or, as the case may be, the Supplemental Order, (iii) shall include the Term Loans made pursuant to the Emergency Order and outstanding on the Closing Date, (iv) shall be made on the Closing Date, the date on which the Final Order is entered (the “Final Funding Date”), or the date on which the Supplemental Order is entered (the “Supplemental Date”) and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.”

(j) Amendment to Section 2.2. Section 2.2 of the DIP Credit Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following:

“Each Term Loan, at the request of the applicable Lender shall be evidenced by a Term Loan Note, dated as of the Closing Date, the date on which the Final Order is entered, or, as the case may be, the date on which the Supplemental Order is entered, and completed with appropriate insertions.”

(k) Amendment to Section 2.4.2 Section 2.4.2 of the DIP Credit Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following:

“2.4.2 Funding Procedures. Each Lender shall make available all amounts it is to fund to the Administrative Borrower, for the benefit of the Borrowers in respect of any Term Loan, on the Closing Date, the Final Funding Date and the Supplemental Date, in immediately available funds to the Administrative Borrower, by depositing such amounts in the Controlled Account at Bank of America being Account No. 00191-842-8058 or such other account as the Lenders may agree to be the Controlled Account.”

(1) Amendment to Section 13.1(n). Section 13.1(n) of the DIP Credit Agreement is hereby amended by replacing the phrase “by February 6, 2009” with the phrase “by February 27, 2009”.

(m) Amendment to Schedule 1-A. Schedule 1-A to the DIP Credit Agreement is hereby deleted and replaced with the new Schedule 1-A attached as Exhibit A to this Amendment.

(n) Amendment to Exhibit A. The Budget attached as Exhibit B to this Amendment is the amended Budget as agreed by the Borrowers and the Lenders to replace the Budget attached to that certain Amendment No. 1 to the DIP Credit Agreement, dated as of January 6, 2009.

§3. Conditions to Effectiveness. This Amendment shall become effective upon the Lenders’ receipt (i) of a fully-executed counterpart hereof signed by the Borrowers and each Lender, (ii) of a fully-executed counterpart of a Ratification of Guaranty signed by each Guarantor, (iii) entry of the Supplemental Order of the Bankruptcy Court approving this Amendment in form and substance satisfactory to the Lenders, (iv) delivery by the Borrowers to each Lender of original replacement promissory notes evidencing the increased principal amount of the Term Loan Notes of each Lender resulting from this Amendment, and (v) delivery by each Lender to the Borrowers of the original Term Loan Notes previously delivered to such Lender by the Borrowers, marked cancelled.

§4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders as follows:

(a) Ratification, Etc. Except as expressly amended or waived hereby, the DIP Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The DIP Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the DIP Credit Agreement or any other Loan Document shall hereafter refer to the DIP Credit Agreement or any other Loan Document as amended hereby.

(b) Authority, Etc. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of its agreements and obligations under the DIP Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of the Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers.

(c) Enforceability of Obligations. This Amendment, the DIP Credit Agreement, as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Default. Other than with respect to any Default or Event of Default as to which the Debtors have informed the Lenders in writing prior to the date hereof, no Default or Event of Default has occurred and is continuing.

(e) Event of Default. By its signature below, the Borrowers agree that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

§5. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the DIP Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of any Lender or the Borrowers under the DIP Credit Agreement or the other Loan Documents. This Amendment shall constitute a Loan Document.

§6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§7. Expenses. Pursuant to Section 16 of the DIP Credit Agreement, all reasonable, out of pocket fees, costs and expenses incurred or sustained by the Lenders in connection with this Amendment, including the reasonable fees and disbursements of legal counsel for the Lenders in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not this Amendment is consummated.

§8. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BORROWERS:

WORLDSPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	CFO

AFRISPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ Sridhar Ganesan
Name:	Sridhar Ganesan
Title:	CFO

WORLDSPACE SYSTEMS CORPORATION, as a Debtor and Debtor in Possession

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Secretary

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL LIMITED PARTNERSHIP, ITS MANAGER

By:	/s/ Christopher Ramsay
Name:	Christopher Ramsay
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
ITS TRADING MANAGER

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Managing Director

OZ MASTER FUND, LTD.,
OZ MANAGEMENT LP, ITS INVESTMENT MANAGER
BY: OCH-ZIFF HOLDING CORPORATION, ITS GENERAL PARTNER

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

SILVER OAK CAPITAL LLC

By:	/s/ Michael L. Gordon
Name:	Michael L. Gordon
Title:	Authorized Signatory

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a part and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the DIP Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against any Lender (or any of its respective directors, officers, employees, attorneys or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Lender. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

ASIASPACE LIMITED

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Attorney - in - Fact

WORLDSPACE SATELLITE COMPANY LTD.

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Asst. Secretary

EXHIBIT A

	Extended 15-Wk Period			Extended 4-Wk Period
	Thru 1/23(A)	1/30(P)	Total(P)	2/6/2009	2/13/2009	2/20/2009	2/27/2009	Total	Total 19 Wk Period
Global Satellite Operations
AfriSpace ROC
Satellite Insurance				—	—	—	—	—
ASI ROC Employees				—	24,710	—	24,710	49,421
Contract Employees				7,600	14,000	7,600	—	29,200
Astrium in Orbit Support				17,967	—	—	—	17,987
Antrix				26,000	—	—	26,000	52,000
Mauritius Telecom				12,500	—	—	—	12,500
Opex/Audit				—	—	—	5,643	5,643
US E&O Employees				—	8,083	—	8,083	16,166

AfriSpace ROC				64,067	46,793	7,600	64,436	182,896

AsiaSpace ROC
Satellite Insurance				—	—	—	—	—
Mauritius Telecom				12,500	—	—	—	12,500
ASI ROC Employees				103,008	—	—	—	103,008
Rent				55,396	—	—	—	55,396
Opex				—	20,000	—	—	20,000

AfriSpace ROC				170,904	20,000	—	—	190,904

Ground and Broadcast Systems Support				—	13,400	—	—	13,400

F3 & F4 Satellite Storage
Astrium Satellite Storage				222,688	—	—	—	222,668
F-3 & F-4 Insurance				57,600	—	—	—	57,600
Thales Satellite Storage				112,000	—	—	—	112,000

F3/F4 Subtotal				392,288	—	—	—	392,268

Singapore BOC				—	—	—	—	—
Employees				—	24,286	—	—	24,286
Statutory Audit/Tax Return				13,000	—	—	—	13,000
Opex				—	—	5,000	—	5,000
Rent				42,400	—	21,200	—	63,600

Singapore BOC				55,400	24,286	26,200	—	105,886

Johannesburg BOC				—	—	—	—	—
Employees				—	23,325	—	—	23,325
Statutory Audit/Tax Return				13,000	—	—	—	13,000
Opex				—	—	5,000	—	5,000
Rent				18,960	—	—	—	18,960

Johannesburg BOC				31,960	23,325	5,000	—	60,285

Total Satellite Operations and BOC’s				714,599	127,804	38,800	64,436	945,638

W/S Europe
W/S Italia				—	100,000	—	10,000	110,000
W/S France – Operating Cost				—	28,393	—	—	28,393
W/S France – Quarterly Tax and Remedy Cost				—	—	—	—	—
W/S France Statutory Audit				—	—	—	—	—
US E&O Support				—	18,013	—	18,013	36,026
US Sales Employees				—	11,547	—	11,547	23,094
Less Graham Bayley Included in Section 3				—	(13,400)	—	—	(13,400)

W/S Europe				—	144,553	—	39,560	184,113

Silver Spring Office
Facilities				58,738	—	—	—	58,738
CRO				—	100,000	—	50,000	150,000
G&A Employees				—	38,829	—	38,829	77,657
IT Employees				—	26,386	—	26,386	52,773
Content Employees				—	6,004	—	6,004	12,009
E&O Employees				—	—	—	—	—
Finance Employees				—	23,325	—	23,325	46,650
Legal & Regulatory Employees				—	28,867	—	28,867	57,734
Health Ins				—	—	—	72,000	72,000
Taxes				—	—	—	—	—
Insurance				23,000	—	—	—	23,000
Former Employee Settlement (Singapore/SA)							50,000	50,000
Microsoft				—	—	—	—	—
Net Magic				—	—	—	22,769	22,769
Misc Corporate Expenses				7,500	7,500	7,500	7,500	30,000

Silver Spring Office				89,238	230,911	7,500	325,681	653,330

Total Operating Cost	8,221,201	653,897	8,875,098	803,836	503,268	46,300	429,677	1,783,081	10,658,179

Professional Fees (Paid)
Debtor Legal Counsel			939,565			800,000		800,000	1,739,565
Debtor Financial Advisors			204,473			80,000		80,000	284,473
Unsecured Creditor Counsel/FA			173,000			100,000		100,000	273,000
Claims Agent/Court Costs			67,500			20,000		20,000	87,500

Total Professional Fees (Paid)			1,384,538	—	—	1,000,000	—	1,000,000	2,384,538

Total Cash Disbursements	9,605,739	653,897	10,259,636	803,836	503,268	1,046,300	429,677	2,783,081	13,042,717

Professional Fees (Accrued)
Debtor Legal Counsel			810,436	43,750	43,750	(756,250)	43,750	(625,000)	185,435
Debtor Financial Advisors			245,527	12,500	12,500	(67,500)	12,500	(30,000)	215,527
Unsecured Creditor Counsel/FA			752,000	12,500	12,500	(87,500)	12,500	(50,000)	702,000
Claims Agent/Court Costs			134,000	6,250	6,250	(13,750)	6,250	5,000	139,000

Professional Fees (Accrued)			1,941,962	75,000	75,000	(925,000)	75,000	(700,000)	1,241,962
DIP Size			13,000,000	13,000,000	14,300,000	14,300,000	14,300,000	14,300,000	14,300,000
DIP Availability			798,402	(80,434)	641,298	519,998	15,321	15,321	15,321
Cash			185,000	185,000	185,000	185,000	185,000	185,000	185,000

Total Liquidity			983,402	104,566	826,298	704,998	200,321	200,321	200,321

Total Professional Fees (Accrued /Paid)
Debtor Legal Counsel			1,750,000	43,750	43,750	43,750	43,750	175,000	1,925,000
Debtor Financial Advisors			450,000	12,500	12,500	12,500	12,500	50,000	500,000
Unsecured Creditor Counsel/FA			925,000	12,500	12,500	12,500	12,500	50,000	975,000
Claims Agent/Court Costs			201,500	6,250	6,250	6,250	6,250	25,000	226,500

Total Professional Fees (Accrued / Paid)			3,326,500	75,000	75,000	75,000	75,000	300,000	3,626,500